Great Plains Energy

Wall Street Access and
Berenson & Company
Midwest Utilities Seminar

April 10, 2008

William Downey, CEO
Kansas City Power & Light
Michael Cline, VP - Investor Relations and Treasurer
Great Plains Energy
Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Statements made in this release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements regarding projected delivered volumes and margins, the outcome of regulatory proceedings, cost estimates of the comprehensive energy plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include:
future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses and the effects of competition; workforce risks including compensation and benefits costs; performance of projects undertaken by non-regulated businesses and the success of efforts to invest in and develop new opportunities; the ability to successfully complete merger, acquisition or divestiture plans (including the acquisition of Aquila, Inc., and Aquila’s sale of assets to Black Hills Corporation); risks that the transaction for Strategic
Energy, L.L.C. may not close and other risks and uncertainties. Other risk factors are detailed from time to time in Great
Plains Energy’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and
Exchange Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.
Forward Looking Statement

Kansas City Power & Light®
ENERGIZING LIFE

Strategic Energy

GREAT PLAINS ENERGY

— $2.1 billion market capitalization
— $4.8 billion in total assets as of 12/31/07
— $3.3 billion in revenues as of 12/31/07
— $133.4 million of core earnings or $1.57/share in 2007*
 Regulated electric utility:
 • $146.4 million in core earnings or
 $1.72/share in 2007
 • 506,000 customers in KS and MO
 • Total generation capacity: 4,048 MWs
 Comprehensive Energy Plan
 GXP is expanding its regulated platform with
 the proposed Aquila transaction
Competitive retail electricity provider:
• $7.6 million in core earnings or
 $0.09/share in 2007
• Serving approximately 109,000
 accounts & 25,700 customers
GXP announced sale of business
*Also includes $(20.6) million of other earnings that includes the company’s investments in affordable housing and unallocated corporate charges.
Note: All numbers as of year-end 2007
Great Plains Energy Overview

GXP - A Compelling Investment Thesis
• Realizable growth in regulated business:
 — Focused strategy with anticipated sale of Strategic Energy in Q2 2008
 — Aquila transaction complements KCP&L and adds scale and scope
 — Rate base growth at KCP&L driven by Comprehensive Energy Plan
• Low-cost generating platform; high reliability and customer satisfaction levels in our distribution business
• Attractive investment profile:
 — Solid dividend with future growth potential - current dividend yield approximately 6.6%
 — Solid investment grade rating
 — Executing our growth plan

✓November 2007, GXP announced intent to evaluate strategic
 alternatives for Strategic Energy
✓April 2008, announced definitive agreement for sale of the
 business to Direct Energy, a subsidiary of Centrica, plc
 — Price - $300 million in cash including working capital (approximately
 $120 million at 12/31/07); to be adjusted for working capital and severance adjustments at close
• Expect to complete sale in late Q2 2008
• Cash will be used to offset some of Great Plains Energy’s 2008 anticipated financing needs
Strategic Energy Update

Impact on Great Plains Energy
Expected Cash Proceeds
Additional Benefits
 • In addition to the cash proceeds from
 the transaction, there are also several
 additional benefits to Great Plains
 Energy from the sale of Strategic
 Energy:
 — Reduction in overall Company
 credit support due to fewer letters
 of credit and guarantees
 outstanding
 — Reduced volatility in the GAAP
 income statement due to the
 elimination of Strategic Energy’s
 mark-to-market accounting
 — A reduction in imputed debt from
 the rating agencies
 — Great Plains Energy’s management
 team’s sole focus will be the core
 utility business
 • The purchase price of $300 million is
 subject to various closing adjustments
 including working capital (as defined in
 the agreement) and severance
 adjustments
After Tax Cash Proceeds to Great Plains
$269.2
$287.8
Amount ($mm)
Purchase Price from Direct Energy*	$300.0
Approx. Tax Basis in Strategic**	$225.0
Difference	$ 75.0
Taxes Due at 38%	$ 29.0
Approximate after tax cash proceeds to Great Plains Energy	$271.0*
* Subject to adjustments for working capital and severance
** As of 12/31/07

Aquila Acquisition
Update

+
FORGING A STRONGER
REGIONAL UTILITY
✓ Strong support for transaction from
 shareholders of both companies

✓ FERC approval received

✓ Nebraska, Iowa, & Colorado approval of Black
 Hills transaction
✓ Kansas approval for Black Hills and Great
 Plains Energy transactions
• Missouri hearings to begin April 21
• Transaction currently anticipated to close in
 Q2 2008
Aquila Transaction Update

• Allowed recovery of $10 million of transition costs as five-year amortization starting with rates effective for Iatan 2 case
 (anticipated in Fall 2010)
• Due to regulatory lag, no material synergy give-back until rates set in the Iatan 2 rate case
• No tracking of synergies
• No litigation of merger costs or synergies
Kansas Agreement

Previous “ask”	Current “ask”
•Immediate approval for retention of 50% of utility operational synergies ($260 million net of transition costs) over 5 years	•Recovery of utility operational synergies through traditional ratemaking process •Regulatory lag expected to provide opportunity for the retention of approximately 50% of the synergies
•Recovery of 50% of transition costs ($45 million) over 5 years	•Recovery of 100% of updated transition cost ($58.9 million) over five years
•Recovery of 100% of the transaction costs ($95 million) over 5 years	•Recovery of 100% of the revised transaction costs ($64.9 million) over 5 years •Company no longer requesting recovery of CIC and Rabbi Trust for Senior Aquila officers
•Recovery requested of actual interest costs in Aquila customer rates	•No recovery of Aquila actual interest costs in excess of equivalent investment grade costs
•Authorization to use additional amortizations in Aquila rate cases to meet credit metrics, consistent with KCP&L’s treatment	•Will include as a component in a future regulatory plan for Aquila
Amounts shown are total amounts before allocations between Missouri and Kansas jurisdictions.

Corporate OH & Other
Not Allocated to
Missouri
Regulated Operational
Synergies
$302
$305
Reduced PP &
Increased
Revenue
Supply Chain
Savings
Non-Fuel
O&M
Previously
Allocated to
Black Hills

GREAT PLAINS ENERGY

Great Plains Energy expects to realize $675 million of total savings and synergies over five years
Interest Savings
Corporate Retained
& Merchant Savings
$302
$305
$68
$120
$131
$54
$27
$275
Significant Synergies Expected

Spring 2008
Summer 2008
Fall 2008
Winter 2008
2009
2010
2011

Missouri Hearings,
 Approval and Close
Shareholders
receive benefits
of synergies
File rate case
File rate case
Shareholders
receive benefits
of new synergies
Rates effective
Rates effective
Path to Synergy Sharing

Liquidity at 12/31/07

(in $ millions except where indicated)	Capacity	Outstanding	Available
KCP&L			
Revolving Credit Facility[1]	$ 600.0	$377.7	$ 222.3
A/R Facility	70.0	70.0	0.0
GPE			
Revolving Credit Facility[2]	400.0	140.6	259.4
SE			
Revolving Credit Facility	50.0	0.0	50.0
A/R Facility[3]	175.0	82.9	92.1
	$1,295.0	$671.2	$623.8

[1] *Revolving credit facility used as a backstop for commercial paper issuance*

[2] *Outstanding amount includes $98.6M of L/Cs in support of Strategic Energy and $42.0M of cash borrowing*

[3] *Outstanding amount comprised entirely of L/Cs*

• KCP&L is weathering turbulent markets effectively:
 — Converted entire auction rate debt portfolio to fixed rate
 — Issued $350 million of new 10-year bonds at 6.375%
• Proceeds from sale of Strategic Energy to partially offset 2008 financing needs
Strong Liquidity and Capital Markets
Access

Kansas City Power & Light®

ENERGIZING LIFE

GREAT PLAINS ENERGY

William Downey, CEO
Kansas City Power & Light

NE
MO
IL
KS
Iatan
Northeast
Hawthorne
Hawthorne
Montrose
Montrose
Wolf Creek
La Cygne
Osawatomie

• Headquartered in Kansas City,
 Missouri
• Engage in the generation,
 transmission, distribution and sale of
 electricity
• $4.3 billion in assets at year-end 2007
• Serve approximately 506,000
 customers located in western Missouri
 and eastern Kansas
• Total generation capacity: 4,048 MWs
• Regulated by commissions in two
 states:
KCP&L Service Territory
Coal
Gas
Nuclear
Oil
KCP&L
 Missouri:
 — Public Service Commission of the State of Missouri (MPSC)
 — KCP&L’s MO jurisdictional revenues averaged 57% over the last 3 years
 Kansas:
 — The State Corporation Commission of the State of Kansas (KCC)
 — KCP&L’s KS jurisdictional revenues averaged 43% over the
  last 3 years
KCP&L Overview

EEI Edison Award - Kansas City Power & Light was recognized for distinguished leadership, innovation and contribution to the advancement of the electric industry for its Comprehensive
Energy Plan collaboration. (June 2007)
EEI Outstanding Customer Service Award voted Kansas City Power & Light the winner of this award for medium-sized utility. (May 2007)
J.D. Power and Associates recognizes Tier 1 performance. In the Midwest, KCP&L ranks No. 1 on Communications; No. 2 on Power Quality and Reliability, and Billing and
Payment; and No. 3 in Overall Satisfaction. (February 2007)
2007 ReliabilityOne™ National Reliability Excellence Award presented by PA Consulting
Group to Kansas City Power & Light as the most reliable electric utility nationwide. (October
2007)
EEI Emergency Assistance Award for outstanding efforts to assist fellow utilities in power restoration during 2007. (January 2008)
2007 Mid-America Regional Council’s Regional Leadership Award presented to Kansas
City Power & Light for its outstanding environmental initiatives in metropolitan Kansas City.
(June 2007)
David Garcia Award for Environmental Excellence presented by Bridging the Gap for the groundbreaking Collaborative Agreement with Sierra Club and Concerned Citizens of
Platte County. (October 2007)

Recognized Excellence in 2007

Other
Residential:
• 446,100 customers
• Revenues: $433.8 million
• 5,597 MWh sales
Commercial:
• 57,600 customers
• Revenues: $492.1 million
• 7,737 MWh sales
Industrial:
• 2,300 industrial customers,
• Revenues: $106.8 million
• 2,161 MWh sales
Customer Mix Based on 2007 Revenues
Note: All numbers as of year-end 2007
KCP&L - A Steady Retail Customer Base

12
10
8
6
4
2
0
Cents per KWh
Residential
Commercial
Industrial
Total Retail
KCPL
Region
US Average

GREAT PLAINS ENERGY

Source: “EEI Typical Bill Rankings Report and Typical Bill/Avg Rates Report for 12 month ended June
2007” Note: all rate actions after June 30, 2007 are not reflected in this chart including KCP&L’s new annual rate increases in MO and KS that were implemented January 1, 2008
*
KCP&L Prices Compare Favorably on
National & Regional Basis

$8
$7
$6
$5
$4
$3
$2
$1
$0
Coal
Nuclear
Natural Gas & Oil

GREAT PLAINS ENERGY

Wind 1%
Natural Gas & Oil - 3%
Nuclear - 24%
Coal - 72%
$1.23
$0.45
$7.30
Fuel costs in cents per
Net KWh generated
Fuel Mix
Fuel Costs
Strong, low cost coal and nuclear generation provides KCP&L stable, competitive generation fleet in a volatile market
Note: All numbers as of year-end 2007
Low-Cost Diverse Generating Fleet

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Revenues (millions)
2,800
2,000
1,600
1,000
800
0
MWh Sold (thousands)
$53.0
1,436
$34.2
886
$58.5
1,362
$59.3
1,438
$82.0
1,949
Q4 06
Q1 07
Q2 07
3Q 07
4Q 07
Revenues
MWh Sold

$250
$200
$150
$100
$50
$0
Revenues (millions)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
MWh Sold (thousands)
$192.4
4,608
$190.4
4,676
$234.0
5,635
2005
2006
2007
Revenues
MWh Sold

$44
$43
$42
$41
$40
$39
$38
$37
$36
$35
37.68
39.35
43.08
41.99
43.42
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
Average non-firm wholesale price per MWh

$49
$47
$45
$43
$41
$39
$37
$35
47.82
42.56
42.47
2005
2006
2007
Average non-firm wholesale price per MWh

Q4 2006 - Q4 2007
2005 - 2007
KCP&L Wholesale Power Performance

Availability & Capacity
Percentage
Base Load Coal Fleet

Impact of unplanned
outages in Q1 &Q2
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Equivalent Availability Factor
Capacity Factor
Base Load Coal Fleet
Equivalent Availability / Capacity

Spearville Wind Energy Facility
✓ 100MW completed on schedule and on budget
LaCygne
✓ Phase 1: Unit 1 SCR - Completed on schedule, under budget, and performing per specification
• Phase 2: Unit 1 - bag house and scrubber environmental upgrades:
 — Project Definition Report completed in Q3 2007
 — Revised cost estimates higher than initial estimates
Iatan Unit 1
• AQCS Environmental Project to be completed late 2008 - early 2009
Iatan Unit 2 Construction
• Cost / schedule re-assessment underway; results available in Q2
Comprehensive Energy Plan Progress

• Develop long range resource plan and file Integrated Resource Plan in
 Missouri in August 2008
• Continue to engage community and regulators to develop energy efficiency and demand response as resource alternatives:
 — Potential energy efficiency projects designed to reduce annual electricity demand 100MW by 2010; additional 200MW by 2012
• Continue development of environmental and renewable generation alternatives
• Potential to pursue an additional 400MW wind generation:
 — 100MW by 2010 and additional 300MW by 2012
• Expected future Phase 3 environmental upgrades at LaCygne Unit 2 for
 BART
Developing Collaborative Resource
Strategy

		Annual Revenue Increase
Rate Case	Order Date	Traditional	Additional Amortization	Total	Rate Base	Return on Equity	Rate- making Equity Ratio	Rate of Return
MO	12/6/07	$24.6	$10.7	$35.3	$1,298	10.75%	58%	8.68%
KS	11/20/07	$17.0	$11.0	$28.0	n/a	n/a	n/a	n/a
$ in millions
•Primary driver of 2007 rate cases was La Cygne Unit 1 SCR
•2007 Kansas rate case:
 — Negotiated settlement
 — Energy cost adjustment implemented
 — Energy efficiency rider implemented
•Missouri and Kansas rate cases expected to be filed in summer 2008;
 primary driver will be Iatan Unit 1 AQCS
Regulatory Update

 2009 and beyond: Extend the platform
 • Include Iatan 1 AQCS in rates effective in 2009
 • Complete Iatan 2 and incorporate into rates in 2010
 • Fully integrate Aquila and demonstrate ability to deliver on synergies
 • Pursue Collaborative Resource Strategy initiatives
A Path to Growth

Great Plains Energy

Wall Street Access and
Berenson & Company
Midwest Utilities Seminar

April 10, 2008

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year Ended December 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2007	2006	2007	2006
	(millions)			
KCP&L	$ 156.8	$ 149.6	$ 1.84	$ 1.91
Strategic Energy	38.4	(9.9)	0.45	(0.13)
Other	(36.0)	(12.1)	(0.42)	(0.15)
Net income	159.2	127.6	1.87	1.63
Preferred dividends	(1.6)	(1.6)	(0.02)	(0.02)
Earnings available for common shareholders	$ 157.6	$ 126.0	$ 1.85	$ 1.61
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$ 157.6	$ 126.0	$ 1.85	$ 1.61
Reconciling items				
KCP&L - allocation of holding company merger tax benefits	(5.7)	-	(0.07)	-
KCP&L - skill set realignment costs	(5.5)	5.8	(0.06)	0.07
KCP&L - mark-to-market impact of interest rate hedge	0.8	-	0.01	-
KCP&L - Hawthorn No. 5 litigation recoveries	-	(14.4)	-	(0.18)
Strategic Energy - mark-to-market impacts from energy contracts	(31.3)	33.4	(0.37)	0.43
Strategic Energy - allocation of holding company merger tax benefits	(0.3)	-	-	-
Strategic Energy - alternatives review retention	0.8	-	0.01	-
Other - merger transition non-labor costs	6.7	-	0.08	-
Other - mark-to-market impact of interest rate hedge	10.3	-	0.12	-
Other - skill set realignment costs	-	0.1	-	-
Core earnings	$ 133.4	$ 150.9	$ 1.57	$ 1.93
Core earnings				
KCP&L	$ 146.4	$ 141.0	$ 1.72	$ 1.80
Strategic Energy	7.6	23.5	0.09	0.30
Other	(20.6)	(13.6)	(0.24)	(0.17)
Core earnings	$ 133.4	$ 150.9	$ 1.57	$ 1.93

GREAT PLAINS ENERGY

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of certain unusual items and mark-to-market gains and losses on energy contracts. Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the
Board of Directors and are a component, subject to adjustment, of employee and executive incentive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with GAAP. Great Plains Energy is unable to reconcile core earnings guidance to GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.